UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   January 22, 2004

CNS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-16612	41-1580270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Smetana Lane
Eden Prairie, MN	55344
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 229-1500 (more)

CNS Reports Fiscal 2004 Third-Quarter Results

Items 1, 2, 3, 4, 5, 6, 8, 9, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued January 22, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, CNS, Inc. hereby furnishes a press release, issued on January 22, 2004, disclosing material non-public information regarding its results of operations for the quarter ended December 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNS, INC.

By /s/ Marti Morfitt
      Marti Morfitt
      President and Chief Executive Officer

Dated: January 22, 2004

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